      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 4, 1996

                                                  REGISTRATION NO. 333-
                                                                       --------
- --------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                 --------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                          STEINWAY MUSICAL INSTRUMENTS, INC.
                      ------------------------------------------
                (Exact name of registrant as specified in its charter)

              DELAWARE                                35-1910745
(State or Other Jurisdiction of                    (I.R.S. Employer
Incorporation or Organization)                     Identification No.)

                                600 INDUSTRIAL PARKWAY
                                ELKHART, INDIANA 46516
                                    (219) 522-1675

            (Address, including Zip Code, and Telephone Number, including
               Area Code, of Registrant's Principal Executive Offices)

                       ----------------------------------------
                  STEINWAY MUSICAL INSTRUMENTS, INC. 1996 STOCK PLAN
         STEINWAY MUSICAL INSTRUMENTS, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN
                              (Full Title of the Plans)

                       ----------------------------------------

                                  MR. DENNIS HANSON
                          STEINWAY MUSICAL INSTRUMENTS, INC.
                                600 INDUSTRIAL PARKWAY
                                ELKHART, INDIANA 46516

                       (Name and Address of Agent For Service)

                                    (617) 894-9770
            (Telephone Number, Including Area Code, of Agent For Service)

                                       COPY TO:

                                 ERIC H. SCHUNK, ESQ.
                           MILBANK, TWEED, HADLEY & MCCLOY
                              601 SOUTH FIGUEROA STREET
                            LOS ANGELES, CALIFORNIA  90017
                                    (213) 892-4000

                           CALCULATION OF REGISTRATION FEE

 -----------------------------------------------------------------------------------------------------------------
                                                   PROPOSED MAXIMUM         PROPOSED MAXIMUM         AMOUNT OF
    TITLE OF SECURITIES      AMOUNT TO BE        OFFERING PRICE PER       AGGREGATE OFFERING       REGISTRATION
    TO BE REGISTERED         REGISTERED (1)           SHARE (2)                PRICE (2)                FEE
- -----------------------------------------------------------------------------------------------------------------
    Ordinary Common Stock,
  par value $0.001 per share    1,278,250               $19.00                 $21,822,115            $7,524.85
- -----------------------------------------------------------------------------------------------------------------


(1) There are also registered hereby such indeterminate number of shares of Ordinary Common Stock, par value $.001 per share (the "Ordinary Common Stock"), of the Registrant as may become issuable by reason of operation of the anti-dilution provisions of the Registrant's 1996 Stock Plan (the "Stock Plan") and the 1996 Employee Stock Purchase Plan (the "Purchase Plan") described herein.

(2) Pursuant to Rule 457 under the Securities Act of 1933, as amended, the proposed maximum offering price per share and the proposed maximum aggregate offering price are estimated solely for purposes of calculating the registration fee and are based on: (i) options to purchase 561,500 shares of Ordinary Common Stock at $19.00 per share granted on July 24, 1996 pursuant to the Stock Plan; (ii) an offering to purchase 125,000 shares of Ordinary Common Stock at $15.51 per share made on August 8, 1996 pursuant to the Purchase Plan; (iii) 216,750 shares of Ordinary Common Stock remaining for grants pursuant to the Stock Plan based on the average of the high and low prices per share of Ordinary Common Stock trading on the New York Stock Exchange on September 3, 1996, $17.38 (the "September 3 Price"); and (iv) 375,000 shares of Ordinary Common Stock remaining for offerings pursuant to the Purchase Plan based on (a) the September 3 Price multiplied by (b) 85%, the discount factor for purchases of Ordinary Common Stock for participants in the Purchase Plan.

                                        PART I

                INFORMATION REQUIRED IN EACH SECTION 10(A) PROSPECTUS

Item 1.  PLAN INFORMATION

         Information required by Part I to be contained in each Section 10(a) Prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I on Form S-8. The documents containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) under the Securities Act. These documents and the documents incorporated by reference into this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

Item 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

         The Registrant will, upon written or oral request, provide without charge to any person to whom each Prospectus relating to this Registration Statement is delivered, a copy of any and all of the information which has been incorporated by reference in such Prospectus and this Registration Statement (pursuant to Item 3 of Part II below) as well as other documents required by Rule 428(b) promulgated pursuant to the Securities Act. Such requests should be directed to the Chief Financial Officer, Steinway Musical Instruments, Inc., 600 Industrial Parkway, Elkhart, Indiana 46516 (Telephone Number: (219) 522-1675).

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

    (c) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    (d) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 29, 1996 filed pursuant to Section 13(a) of the Exchange Act.

    (e) The description of the Ordinary Common Stock contained in the Registration Statement on Form 8-A filed by the Registrant under Section 12 of the Exchange Act on July 10, 1996.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES.

         Only securities registered under Section 12 of the Exchange Act are being offered.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         None.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         As permitted by Sections 102 and 145 of the Delaware General Corporation Law, the Registrant's certificate of incorporation eliminates a director's personal liability for monetary damages to the Registrant and its stockholders arising from a breach or alleged breach of a director's fiduciary duty except for liability under Section 174 of the Delaware General Corporation Law or liability for any breach of the director's duty of loyalty to the Registrant or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or for any transaction in which the director derived an improper personal benefit. Article Sixth of the Registrant's certificate of incorporation eliminates the rights of the Registrant and its stockholders (through stockholders' derivative suits on behalf of the Registrant) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described above.

         The Registrant's bylaws provide for indemnification of officers, directors, employees and agents of the Registrant (the "Indemnitees"). Under the bylaws, the Registrant must indemnify an Indemnitee to the fullest extent permitted by applicable law for losses and expenses incurred in connection with actions in which the Indemnitee is involved by reason of having been an officer, director, employee or agent of the Registrant. The Registrant is also obligated to advance expenses an Indemnitee may incur in connection with such actions before any resolution of the action.

         The Registrant also maintains directors' and officers' liability insurance.

Item 8.  EXHIBITS.

    4.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

    4.2 Corrected Amendment to Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

    4.3 Form of Amendment to Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

    4.4 Bylaws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

    4.5 Amendment No. 1 to Bylaws of the Registrant (incorporated by reference to Exhibit 3.5 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

    4.6 Specimen Certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

    4.7 Steinway Musical Instruments, Inc. 1996 Stock Plan (incorporated by reference to Exhibit 10.16 to Registrant's Registration Statement on Form S-1 (No. 333-3667)).

    4.8  Steinway Musical Instruments, Inc. 1996 Employee Stock Purchase Plan.

    5.1  Opinion of Milbank, Tweed, Hadley & McCloy.

    23.1 Consent of Deloitte & Touche LLP.

    23.2 Consent of Milbank, Tweed, Hadley & McCloy (included in their opinion filed as Exhibit 5.1).

    24.1 Powers of Attorney (contained on the signature page hereof).

Item 9.  UNDERTAKINGS.

    (a)  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act, (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
         Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the

         Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California on this 5th day of September, 1996.

                                  STEINWAY MUSICAL INSTRUMENTS, INC.

                                  By:  /s/ Dana D. Messina
                                      --------------------------------
                                         Dana D. Messina
                                         CHIEF EXECUTIVE OFFICER



                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kyle R. Kirkland, Dana D. Messina, Thomas Burzycki, Bruce Stevens, Dennis Hanson and Michael R. Vickrey and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof and the Registrant hereby confers like authority on its behalf.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 5th day of September, 1996.

        SIGNATURE                                     TITLE
        ---------                                     -----

   /s/ Dana D. Messina                  Director and Chief Executive Officer
- -----------------------------------     (Principal Executive Officer)
     Dana D. Messina


   /s/ Dennis Hanson                    Chief Financial Officer
- -----------------------------------     (Principal Financial Officer)
     Dennis Hanson


   /s/ Michael R. Vickrey               Executive Vice President
- -----------------------------------     (Principal Accounting Officer)
     Michael R. Vickrey


   /s/  Kyle R. Kirkland                Director
- -----------------------------------
    Kyle R. Kirkland


   /s/   Thomas Burzycki                Director
- -----------------------------------
     Thomas Burzycki


   /s/    Bruce Stevens                 Director
- -----------------------------------
     Bruce Stevens


   /s/   Peter McMillan                 Director
- -----------------------------------
     Peter McMillan

                                       EXHIBITS

Exhibit
Number                                    Description
- -------                                  -------------


4.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

4.2 Corrected Amendment to Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

4.3 Form of Amendment to Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

4.4 Bylaws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

4.5    Amendment No. 1 to Bylaws of the Registrant (incorporated by reference to
       Exhibit 3.5 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

4.6 Specimen Certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (No. 333-3667)).

4.7 Steinway Musical Instruments, Inc. 1996 Stock Plan (incorporated by reference to Exhibit 10.16 to Registrant's Registration Statement on Form S-1 (No. 333-3667)).

4.8    Steinway Musical Instruments, Inc. 1996 Employee Stock Purchase Plan.

5.1    Opinion of Milbank, Tweed, Hadley & McCloy.

23.1   Consent of Deloitte & Touche LLP.

23.2 Consent of Milbank, Tweed, Hadley & McCloy (included in their opinion filed as Exhibit 5.1).

24.1   Powers of Attorney (contained on the signature page hereof).